UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2021 (June 9, 2021)

LendingTree, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Vantage Park Dr., Suite 700, Charlotte, NC	28203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 9, 2021, LendingTree, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The holders of an aggregate of 13,310,122 shares of the Company’s common stock were entitled to vote at the Annual Meeting and a total of 12,140,278 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy. The stockholders considered and voted on four proposals submitted for stockholder vote, each of which is described in detail in the Company’s 2021 proxy statement prepared for the Annual Meeting.

The following are the voting results on each matter submitted for stockholder vote at the Annual Meeting.

Proposal 1. Election of Directors

The following nominees for election to the board of directors were elected, each for a one-year term or until their successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Gabriel Dalporto	11,496,220	28,304	8,896	606,858
Thomas M. Davidson, Jr.	11,172,837	46,129	314,454	606,858
Robin Henderson	11,446,894	77,456	9,070	606,858
Douglas Lebda	11,327,257	190,078	16,085	606,858
Steven Ozonian	8,570,975	2,953,541	8,904	606,858
Saras Sarasvathy	11,390,735	133,451	9,234	606,858
G. Kennedy Thompson	9,039,174	2,484,544	9,702	606,858
Jennifer Witz	8,716,571	2,807,798	9,051	606,858

Proposal 2. Approval of Employee Stock Purchase Plan

The proposal to approve the Employee Stock Purchase Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
11,512,470	19,762	1,188	606,858

Based on the votes set forth above, the stockholders approved the employee stock purchase plan set forth in the proxy statement.

Proposal 3. Approval of Amendment and Restatement of 2008 Stock and Annual Incentive Plan

The proposal to approve an amendment and restatement of the Sixth Amended and Restated 2008 Stock and Annual Incentive Plan received the following votes:

For	Against	Abstain	Broker Non-Votes
8,561,384	2,963,344	8,692	606,858

Based on the votes set forth above, the stockholders approved the Seventh Amended and Restated LendingTree, Inc. 2008 Stock Plan set forth in Exhibit C of the proxy statement.

Proposal 4. Ratification of Independent Registered Public Accounting Firm

The board of directors’ proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was approved based on the following votes:

For	Against	Abstentions
12,091,032	39,422	9,824

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021
LENDINGTREE, INC.

	By:	/s/ Lisa M. Young
Lisa M. Young
General Counsel and Corporate Secretary